UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2011

BULLION MONARCH MINING, INC.

(Exact Name of Registrant as Specified in Charter)

Utah	000-54045	20-1885668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 N. Main St., Suite 202
St. George, Utah 84770

(Address of Principal Executive Offices)

____________________

(801) 426-8111

(Registrant’s telephone number, including area code)

____________________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

STG_334917.1

Item 1.01.

Entry Into a Material Definitive Agreement

On March 8, 2011, Bullion Monarch Mining, Inc., a Utah corporation (the “Company”), filed a Current Report on Form 8-K (“Original Form 8-K”) regarding the Company’s proposed acquisition of Dourave Mining and Exploration Inc., a corporation organized under the laws of Canada (“Dourave”).  On April 1, 2011, the Company entered into a revised Stock Purchase Agreement with the shareholders of Dourave listed on the signature page thereto (the “Principal Purchase Agreement”), which shareholders held approximately 81.37% of the outstanding capital shares of Dourave, that removed Dourave as a party to the Stock Purchase Agreement but was otherwise unchanged from the agreement filed with the Original Form 8-K.  On April 1, 2011, the Company also entered into Stock Purchase Agreements (the “Minority Purchase Agreements”, and collectively with the Principal Purchase Agreement, the “Purchase Agreements”) with the holders of all remaining outstanding capital shares of Dourave in the form attached as Exhibit 10.2 to the Original Form 8-K.

On April 1, 2011, pursuant to the terms of the Purchase Agreements, the Company acquired the outstanding capital shares of Dourave and completed the issuance of 5,000,000 shares of the Company’s common stock and warrants to purchase up to 2,500,000 shares of its common stock at an exercise price equal to $1.20 per share as total consideration for all of the capital shares of Dourave acquired pursuant to the Purchase Agreements.

A complete copy of the revised Principal Purchase Agreement is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01:

Completion of Acquisition or Disposition of Assets.

As described in Item 1.01 above, on April 1, 2011, the Company completed the acquisition of the issued and outstanding capital shares of Dourave.  The information provided under Item 1.01 is incorporated herein by reference.

Item 3.02:

Unregistered Sales of Equity Securities.

As described in Item 1.01 above, on April 1, 2011, the Company issued an aggregate of 5,000,000 shares of its common stock and warrants to purchase 2,500,000 shares of its common stock to the holders of capital shares of Dourave.  The Company also assumed the obligation to issue up to 281,410 shares of the Company’s common stock under outstanding warrants to purchase capital shares of Dourave at an exercise price equal to $4.78 per share.  The Company believes that the issuance of the common stock and warrants to purchasers who are not U.S. persons is exempt from registration under Regulation S promulgated under the Act of 1933, as amended (the “Securities Act”), because the transaction was negotiated and consummated outside of the United States in an offshore transaction.  With respect to the shares and warrants issued to U.S. persons, the Company believes that the recipients of such shares and warrants are accredited investors under Rule 506 of Regulation D promulgated under the Securities Act and that the issuance of such common stock and warrants is exempt from registration pursuant to Regulation D promulgated under the Securities Act.  The information provided under Item 1.01 is incorporated herein by reference.

STG_334917.1

Item 9.01.

Financial Statements and Exhibits

In the Original Form 8-K, the Company indicated that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed by amendment to the Original Form 8-K no later than 71 calendar days after the date the Original Form 8-K was required to be filed.  This Amendment No. 1 to the Original Form 8-K contains the required financial statements and pro forma financial information.

(a)

Financial statements of business acquired.

Financial statements of Dourave Mining and Exploration Inc. for the years ended December 31, 2010 and 2009, and notes thereto.

STG_334917.1

DOURAVE MINING AND EXPLORATION, INC.

AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

Years Ended December 31, 2010 and 2009

STG_334917.1

TABLE OF CONTENTS

           Page

INDEPENDENT AUDITOR’S REPORT

6

FINANCIAL STATEMENTS:

Consolidated Balance Sheets

7

Consolidated Statements of Operations

            8

Consolidated Statements of Stockholders’ Deficit

            9

Consolidated Statements of Cash Flows

          10

Notes to Consolidated Financial Statements

11

Pro Forma Financial Information

          21

STG_334917.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

Dourave Mining and Exploration, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheets of Dourave Mining and Exploration, Inc. and Subsidiaries as of December 31, 2010 and 2009, and the related consolidated statements of operations, cash flows, and stockholders’ deficit, for the years ended December 31, 2010 and 2009.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dourave Mining and Exploration, Inc. and Subsidiaries as of December 31, 2010 and 2009, and the results of operations and cash flows for the years ended December 31, 2010 and 2009, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has working capital deficits and has incurred losses from operations and negative operating cash flows during the years ended December 31, 2010 and 2009. These issues raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

/s/Mantyla McReynolds, LLC

Mantyla McReynolds, LLC

Salt Lake City, Utah

April 1, 2011

STG_334917.1

DOURAVE MINING AND EXPLORATION, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
December 31, 2010 and 2009

(Amounts reported in US Dollars)	2010	2009

ASSETS

Current Assets:
Cash and cash equivalents	$ 124,728	$ 38,118
Employee Advance	9,820	37,890
Prepaid expenses	12,421	3,008
Total current assets	146,969	79,016

Property and Equipment, net	73,119	62,629

Interest in Mineral Rights	55,489	52,912
Total Assets	$ 275,577	$ 194,557

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Accounts payable	$ 149,372	$ 128,433
Leases payable	89,536	194,234
Payroll liabilities	38,615	10,895
Due to Bullion Monarch Mining Inc.	473,694	155,398
Due to Brazilian Gold Corp	119,277	-
Due to Shareholders	235,383	244,627
Total current liabilities	105,877	733,587

Stockholders' Deficit:
Common stock - no par value, unlimited shares authorized; 47,800,757 issued and outstanding as of December 31, 2010 and 47,467,425 issued and outstanding as of December 31, 2009	-	-
Additional paid-in capital	2,332,326	2,235,296
Cumulative Translation Adjustment	(244,483)	(219,562)
Accumulated Deficit	(2,918,143)	(2,554,764)
Total stockholders' deficit	(830,300)	(539,030)
Total Liabilities and Stockholders' Deficit	$ 275,577	$ 194,557

The accompanying notes are an integral part of these consolidated financial statements

STG_334917.1

DOURAVE MINING AND EXPLORATION, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
Years Ended December 31, 2010 and 2009

(Amounts reported in US Dollars)	2010	2009

Revenue	$ -	$ -

Operating Expenses:
General and administrative	230,976	152,836
Exploration costs	172,398	383,041
Total operating expenses	403,374	535,877
Operating Loss	(403,374)	(535,877)
Other Income (Expense)
Interest expense	(112,144)	(48,100)
Gain from sale of mineral right option	151,904	-
Gain on foreign exchange	235	-
Total other expense	39,995	(48,100)
Net Loss Before Income Taxes	(363,379)	(583,977)
Provision For Income Taxes	-	-
Net Loss	$ (363,379)	$ (583,977)

Other Comprehensive Income
Foreign currency translation adjustment	(24,921)	(38,106)
Total Comprehensive Income (Loss)	(388,300)	(622,083)

Net Loss Per Share - Basic and Diluted	$ (0.01)	$ (0.01)
Weighted Average Shares Outstanding	47,653,726	47,084,091

The accompanying notes are an integral part of these consolidated financial statements

STG_334917.1

DOURAVE MINING AND EXPLORATION, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT
For the Years Ended December 31, 2010 and 2009
(Amounts reported in US Dollars)	Common Shares Issued	Additional Paid-in Capital	Cumulative Translation Adjustment	Accumulated Deficit	Stockholders' Deficit
Balance, December 31, 2008	46,658,570	$ 2,145,577	$ (181,456)	$(1,970,787)	$ (6,666)
Shares issued upon maturity of liquidity entitlements	458,855	-	-	-	-
Shares issued for cash	200,000	43,980	-	-	43,980
Shares issued for acquisition of mineral rights	150,000	45,739	-	-	45,739
Translation Adjustment	-	-	(38,106)	-	(38,106)
Net income for the year ended December 31, 2009	-	-	-	(583,977)	(583,977)
Balance, December 31, 2009	47,467,425	$ 2,235,296	$ (219,562)	$(2,554,764)	$ (539,030)
Shares issued for cash	333,332	97,030	-	-	97,030
Translation Adjustment	-	-	(24,921)	-	(24,921)
Net income for the year ended December 31, 2010	-	-	-	(363,379)	(363,379)
Balance, December 31, 2010	47,800,757	$ 2,332,326	$ (244,483)	$(2,918,143)	$ (830,300)

The accompanying notes are an integral part of these consolidated financial statements

STG_334917.1

                                             -9-

DOURAVE MINING AND EXPLORATION, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2010 and 2009

(Amounts reported in US Dollars)	2010	2009

Cash Flows from Operating Activities:
Net loss	$ (363,379)	$ (583,977)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation	16,746	22,869
Changes in operating assets and liabilities:
Decrease in employee advance	4,180	4,286
(Increase) decrease in prepaid expenses	(9,413)	862
Increase in accounts payable	20,939	23,606
Increase (decrease) in lease payable	(104,698)	204,091
Increase in accrued interest	14,646	13,676
Increase (decrease) in payroll liabilities	27,720	(654)
Net cash used in operating activities	(393,259)	(315,241)

Cash Flows from Investing Activities:
Purchase of property, plant, and equipment	(27,236)	(12,946)
Net cash used in investing activities	(27,236)	(12,946)

Cash Flows from Financing Activities:
Net receipts from Bullion Monarch Mining Inc.	318,296	155,398
Net receipts from Brazilian Gold Corp	119,277	-
Issuance of common stock	97,030	43,980
Net cash provided by financing activities	534,603	199,378

Effect of Rate Changes on Cash and Cash Equivalents	(27,498)	(6,397)
Net Increase (Decrease) in Cash	86,610	(135,206)
Cash at Beginning of Year	38,118	173,324
Cash at End of Year	$ 124,728	$ 38,118

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for interest	$ -	$ -
Cash paid during the period for taxes	$ -	$ -
Non-Cash Investing and Financing Activity:
Shares issued for mineral rights	$ -	$ 45,739
Shareholder loan relieved by prior employee advances	$ 23,890	$ -

The accompanying notes are an integral part of these consolidated financial statements

STG_334917.1

DOURAVE MINING AND EXPLORATION, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars unless otherwise noted

NOTE 1

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Organization

Dourave Mining and Exploration Inc. and subsidiaries (the “Company”) is engaged in the acquisition and exploration of resource properties.  The Company currently holds interests in resource properties in South America.

The Company is in the process of exploring its Brazilian mineral property interests and has not yet determined whether they contain mineral reserves that are economically recoverable. As a result, the Company expenses these costs as they are incurred.

(b)

Going Concern

Management plans to seek a merger or other agreement for financing with a larger natural resources company with greater capital resources. The Company’s ability to continue operations is dependent on its ability to obtain additional financing. Although there are no assurances that management’s plan will be realized, management believes the Company will be able to secure the necessary financing to continue operations into the future. The financial statements do not include any adjustments to the recoverability and classification of recorded assets, or the amounts of, and classification of liabilities that would be necessary if the going concern assumption were not appropriate. Such adjustments could be material.

(c)

Consolidation

The consolidated financial statements include the accounts of Dourave Mining and Exploration, Inc. (Dourave), Dourave Mineracao E Exploracao Mineral LTDA (Dourave-Brazil) and Dourave-Bullion Mineracao e Exploracao Mineral LTDA (Dourave-Bullion). Dourave owns 100% of Dourave Mineracao E Exploracao Mineral LTDA common stock. Dourave Mineracao E Exploracao Mineral LTDA owns 66% of Dourave-Bullion.  There is no reportable activity allocable to the non-controlling interest (Bullion Monarch Mining, Inc.) in Dourave-Bullion.

All intercompany transactions and balances have been eliminated.

(d)

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with United States generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(e)

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

(f)

Revenue Recognition

The Company recognizes revenues in accordance ASC 605, which clarifies application of U. S. generally accepted accounting principles to revenue transactions.  Revenue is recognized when; [1] persuasive evidence of an agreement exists, [2] as precious metals are mined and the risks and rewards have been transferred (and sold on the market), [3] prices are fixed or determinable, [4] and cash collections are reasonably assured.

STG_334917.1

DOURAVE MINING AND EXPLORATION, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars unless otherwise noted

NOTE 1

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(g)

Impairment of Long-Lived Assets

The Company reviews long-lived assets, at least annually, to determine if impairment has occurred and whether the economic benefit of the asset (fair value for assets to be used and fair value less disposal costs for assets to be disposed) is expected to be less than the carrying value.  Triggering events, which signal further analysis, consist of a significant decrease in the asset’s market value, a substantial change in the use of an asset, a significant physical change in the asset, a significant change in the legal or business climate that could affect the asset, an accumulation of costs significantly in excess of the amount originally expected to acquire or construct the asset, or a history of losses that imply continued losses associated with assets used to generate revenue.  No such adjustments were required for the fiscal years ended December 31, 2010 and 2009.

(h)

Property and Equipment and Mining Properties

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation and amortization. Property and equipment are depreciated and amortized over their estimated useful lives at the following rates and methods:

Computer equipment

30%

declining balance method

Computer software

20%

declining balance method

Other equipment

20%

declining balance method

Furniture and fixtures

20%

declining balance method

Exploration and Development Costs

Exploration expenditures are expensed as incurred except for certain expenditures, determined by the Company on specified properties identified through pre-feasibility or other assessments as having mineral reserves and/or resources with the potential of being developed into a mine, which are capitalized. To date, the Company's mineral properties have not advanced past the exploration stage and, accordingly, no amounts have been capitalized in respect of exploration costs.

(i)

Fair Values of Financial Instruments

The fair value of the Company’s cash and cash equivalents, accounts receivable, and accounts payable approximates the carrying amount due to the short duration of these accounts.

(j)

Income Taxes

The Company applies the guidance in ASC 740 which requires an asset and liability approach for financial accounting and reporting for income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting basis and tax basis of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

STG_334917.1

DOURAVE MINING AND EXPLORATION, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars unless otherwise noted

NOTE 1

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(j)

Income Taxes (Continued)

ASC 740 clarifies the accounting and disclosure for uncertainty in tax positions, as defined. ASC 740 seeks to reduce the diversity in practice associated with certain aspects of the recognition and measurement related to accounting for income taxes. The Company is subject to the provisions of ASC 740 and has analyzed filing positions in all of the federal and state jurisdictions where it is required to file income tax returns, as well as all open tax years in these jurisdictions. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will result in a material adverse effect on the Company’s financial condition, results of operations, or cash flow. Therefore, no reserves for uncertain income tax positions have been recorded pursuant to ASC 740.

(k)

Net Income (Loss) Per Common Share

The Company computes basic earnings per share (“EPS”) by dividing net loss (the numerator) by the weighted average number of common shares outstanding during the period (the denominator). Diluted EPS is computed by dividing net loss by the weighted average number of common shares and potential common shares outstanding (if dilutive) during each period.  Potential common shares include warrants. The number of potential common shares outstanding relating to warrants is computed using the treasury stock method.  For the years ended December 31, 2010 and 2009, potentially dilutive common shares (relating to warrants outstanding at year end) totaling 1,118,949 and 2,523,711, respectively, were not included in the computation of loss per share because their effect was anti-dilutive. Therefore, diluted loss per share is the same as basic loss per share.

(l)

Impact of New Accounting Standards

Accounting Standards Update No. 2010-06: Editorial and maintenance update 2010-06

In January 2010, the FASB issued authoritative guidance requiring new disclosures and clarifying some existing disclosure requirements about fair value measurement.  Under the new guidance, a reporting entity should (a) disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers, and (b) present separately information about purchases, sales, issuances, and settlements in the reconciliation for fair value measurements using significant unobservable inputs.  This guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements.  Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  The new guidance requires only enhanced disclosures and the Company does not expect this guidance to have a material impact on its consolidated financial statements.

STG_334917.1

DOURAVE MINING AND EXPLORATION, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars unless otherwise noted

NOTE 2

INCOME TAXES

Below is a summary of deferred tax asset and liability calculations.  A valuation allowance is provided when it is more likely than not that some portion of the deferred tax asset will not be realized.

	2010	2009
Deferred Tax Assets
Exploration Costs	$1,227,954	$1,024,041
Net Operating Losses	22,965	47,604
Stock Issuance Costs	4,954	6,830
Organizational Costs	2,990	3,166
Valuation Allowance	(1,258,863)	(1,081,641)
Net Deferred Taxes	$-	$-

The Company has the following operating loss carryforwards subject to expiration available at December 31, 2010:

Date of Operating Loss	Year of Expiration	Balance of Loss
12/31/2008	12/31/2028	$32,811
12/31/2009	12/31/2029	43,738
Total NOL Carryforward subject to expiration		$76,549

Reconciliation between federal income taxes at the statutory rate (34%) and the actual income tax provision for continuing operations follows:

	2010	2009
Expected Provision (based on statutory rates)	34.00%	34.00%
Effects of:
Change in Valuation Allowance	34.28%	34.32%
Other	(0.28%)	(0.32%)
Actual Provision	0.00%	0.00%

As mentioned in Note 1(j), the Company has adopted the provisions of ASC 740.  This adoption did not result in any adjustments to deferred tax assets or liabilities. We did not identify any material uncertain tax positions of the Company on returns that have been filed or that will be filed.

The Company has filed income tax returns in Canada (2007 through 2010) and Brazil (2008 through 2010). All years are open for examination.

STG_334917.1

DOURAVE MINING AND EXPLORATION, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars unless otherwise noted

NOTE 3

RESOURCE PROPERTIES

Tapajos Region, Para State

In 2007 the Company began acquiring claims in the Tapajos Gold Region. These claims comprise five main projects in Para state (Bom Jesus, Ouro Mil, Bom Jardim, Castelo dos Sonhos Sul and Serra do Bau) and one project in Mato Grosso state (Pontal do Paranaita). The significant terms of the property agreements are set out below.

Bom Jesus

In 2007 the Company acquired an option to acquire the Bom Jesus property, comprised of 183 prospector leases and two overlying exploration leases covering 9,150 hectares. In exchange for monthly payments of $10,000 to the vendor, the Company received the right to explore the property. Dourave made payments through February 28, 2010, and, in an amendment to the option agreement dated February 11, 2010, the parties agreed to defer subsequent payments, with no deadline set for payment. The other terms of the option were unchanged. In an agreement dated September 20, 2010, which superseded and replaced this Bom Jesus option agreement, the parties to the Bom Jesus option agreement agreed to increase the property subject to the option to 12,003 ha.

See Bom Jesus and Bom Jardim – 2010 Agreement.

Ouro Mil

In 2007 the Company acquired an option, amended on December 8, 2010, to purchase the Ouro Mil property, comprised of 231 prospector leases and two overlying exploration leases covering 3,425 hectares. The Company paid R$5,000 (approx. $3,001) for the initial option, which has been capitalized.  In exchange for monthly payments of R$10,000 (approx. $6,003) to the vendor, the Company has the right to explore the property. If the Company decides to develop the project, upon commissioning a processing plant on the property, the Company must pay R$1 million (approx. $600,262) to the vendor to earn the mineral rights to a depth of 30 meters. If the Company mines below a depth of 30 meters, it must pay an additional R$2 million (approx.$1,200,524) to the vendor. Within ten days of the publication of a mining concession on the Ouro Mil property by the regulatory authorities in the Brazilian Government Official Daily Gazette, the Company must pay R$500,000(approx. $300,131) to the vendor. Dourave has made payments through August 31, 2009. In March 2009, the parties agreed to defer payments and add any amounts so deferred to the purchase price payment in item 3 above.

See Note 7 regarding an external option agreement entered into with respect to this property.

Bom Jardim

In 2008 the Company acquired an option, amended April 2, 2009, to purchase the Bom Jardim property from Joaquim Carlos Lima, comprised of one exploration lease covering 900 hectares, for $2 million On June 20, 2010 this Bom Jardim optioned expired. With the expiry of the original Bom Jardim option agreement, Dourave entered into an agreement with the parties to the Bom Jesus agreement, dated September 20, 2010, which superseded and replaced the existing Bom Jesus option agreement. In addition to the Bom Jesus option agreement, they also agreed to option to Dourave a 30,000 hectare property which they designated as the Bom Jardim property. This property is known by the same name as the original Bom Jardim property because it surrounds the original property. The property now under lease is comprised of three exploration tenements surrounding, but not including, the original 900Ha Bom Jardim option property owned by Joaquim Carlos Lima.

See Bom Jesus and Bom Jardim – 2010 Agreement.

STG_334917.1

DOURAVE MINING AND EXPLORATION, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars unless otherwise noted

NOTE 3

RESOURCE PROPERTIES (CONTINUED)

Pontal do Paranaita

In 2008 the Company acquired an option to purchase the Pontal do Paranaita property, comprised of one exploration lease covering 10,000hectares.   The Company issued 150,000 shares for the option valued at C$0.35 (approx. $0.35) per share or C$52,500 (approx. $52,488).Upon completion of a positive feasibility study, the Company may purchase 100% of the mineral rights to the property by issuing to the vendor 450,000 common shares of the Company, and by paying $200,000 to the vendor. The property is subject to a 1% net smelter royalty in favor of the vendor. The Company may purchase one half of the net smelter royalty at any time, by paying the vendor $1 million.

In February 2011, the Company amended this option agreement to reduce the property tenement from the original 10,000Ha to 873.45Ha directly overlying the area of interest. See Note 10 for subsequent events.

Bom Jesus and Bom Jardim – 2010 Agreement

On June 20, 2010 the original lease with Joaquim Carlos Lima on the Bom Jardim property expired. With the expiry of the original Bom Jardim option agreement, Dourave entered into an agreement with the parties to the Bom Jesus agreement, dated September 20, 2010, which superseded and replaced the existing Bom Jesus option agreement. In addition to increasing the property under the Bom Jesus option agreement to 12,003 hectares, the deal included an option on a 30,000 hectare property which the vendors designated  the Bom Jardim property. The property is known by the same name as the original Bom Jardim property, because it surrounds the original property. The property now under lease is comprised of three exploration tenements surrounding, but not including, the original 900Ha Bom Jardim option property owned by Joaquim Carlos Lima. The parties agreed to the following additional terms. In exchange for monthly lease payments of $10,000 to the vendors commencing September 30, 2010 the Company has the right to explore the properties. If the Company discovers an “exploitable resource” on either of the properties and commences to “exploit its resources”, the vendors shall transfer the relevant property to the Company upon receipt from the Company of $7 million, to be paid as follows:

a.

$1 million upon the submission of an “Economic Benefitting Plan” to the Departamento Nacional de Prodacao Mineral (“DNPM”);

b.

$1 million upon the approval of the Economic Benefitting Plan by the DNPM;

c.

$1 million within ten days following publication of a mining concession on the Bom Jesus or Bom Jardim property by the regulatory authorities in the Brazilian Government Official Daily Gazette;

d.

$1 million within ten days following issuance of an operating license by the appropriate licensing authority;

e.

$1 million within 180 days following the payment described in item (c) above;

f.

$1 million within 60 days following the payment described in item (d) above; and

g.

$1 million within 60 days following the payment described in item (e) above.

NOTE 4

ENVIRONMENTAL REMEDIATION OBLIGATIONS AND CONTINGENCIES

Because of the nature of the Company’s operations, there is the potential that the Company may be held liable for environmental remediation particularly in regards to the mineral leases acquired.  In those lease arrangements, the Company is required to remove all improvements, equipment, etc. within six (6) months following the termination of the lease.  The property must also be restored and reclaimed according to applicable laws.  Because operations have not commenced on these and other properties where such an obligation exists, no accrual has been made for these contingencies; such an estimate for accrual cannot be made.  The Company will continue to evaluate the status of their operations and appropriately accrue liabilities.

STG_334917.1

DOURAVE MINING AND EXPLORATION, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars unless otherwise noted

NOTE 5

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost less accumulated depreciation and is summarized as follows at December 31, 2010:

	Cost	Accumulated Depreciation	Net
Computer equipment	$17,867	$8,005	$9,862
Computer software	14,638	362	14,276
Furniture and fixtures	41,381	20,077	21,304
Other equipment	45,877	18,200	27,677
Total Property and Equipment	$119,763	$46,644	$73,119

Property and equipment is stated at cost less accumulated depreciation and is summarized as follows at December 31, 2009:

	Cost	Accumulated Depreciation	Net
Computer equipment	$7,778	$3,352	$4,426
Computer software	13,959	182	13,777
Furniture and fixtures	35,351	11,575	23,776
Other equipment	30,317	9,667	20,650
Total Property and Equipment	$87,405	$24,776	$62,629

Depreciation expense was $16,746 and $22,869 for the years ended December 31, 2010 and 2009, respectively. The cost of repairs and maintenance is charged to operations as incurred.

NOTE 6

AGREEMENT WITH BULLION MONARCH MINING, INC.

During the year ended December 31, 2009, the Company entered into an agreement with Bullion Monarch Mining Inc. of St. George, Utah, U.S.A., (“BMM”), pursuant to which BMM received the right to receive a one-third interest in the Company’s interest in the Bom Jesus and Bom Jardim projects.

Under the terms of the agreement, BMM paid $250,000 to the Company, and was required to contribute a further $1.75 million in monthly installments during the period from July 2009 through April 2012 to be used by the Company in the exploration of the Bom Jesus and Bom Jardim properties.

The Company records BMM’s payments pursuant to the agreement as liabilities until the related exploration expenditures are made. During the year, BMM paid the entire remaining portion of its $2 million to the Company. The Company in turn incurred costs equal to $2 million on the related properties.

Pursuant to the agreement, BMM is entitled to receive the first $2 million of net cash flow from the properties, and any net cash flow in excess of $2 million will be distributed in proportion to each party’s respective interest.

During the year ended December 31, 2010, the Company received additional funds from BMM through promissory notes.  The funds from the promissory notes are to be spent on continued exploration of the Bom Jesus and Bom Jardim properties and continued operations of Dourave-Brazil.  The promissory notes bear interest at 5%, compounded monthly and are repayable within 180 days from the execution of the notes. See also Note 10.

STG_334917.1

DOURAVE MINING AND EXPLORATION, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars unless otherwise noted

NOTE 7

FUNDS RECEIVED UNDER OPTION AGREEMENT

On September 30, 2010, the Company entered into an option agreement with Brazilian Gold Corporation ("BGC") whereby BGC could earn up to a 70% interest in the property known as Ouro Mil. The agreement required an initial payment of $150,000 for the option.  Under the terms of this agreement, BGC will earn the first 55% of the interest in the property by paying $200,000 and incurring an additional $1,500,000 in exploration related expenses over the two years subsequent to the signing of the agreement. An additional 15% interest can be earned through payment of $350,000and incurring exploration expenditures on the property totaling $3,500,000through the third and fourth years after the signing of the agreement.

The balance in funds received under option agreement relates to funds received under the option agreement in excess of exploration expenses incurred by BGC.

NOTE 8

DUE TO SHAREHOLDERS

	December 31, 2010	December 31, 2009
Sergio Aquino	$201,819	$212,385
Helio Tavares	33,564	32,242
	$235,383	$244,627

Amounts due to Sergio Aquino and Helio Tavares in excess of $163,756 and $143,996as of December 31, 2010 and 2009, respectively, are non-interest bearing. The interest bearing portion is at the Bank of Brazil's Selic rate, which rate is 10.750% as of December 31, 2010. The entire balance owing is unsecured and has no set repayment terms. During the years ended December 31, 2010 and 2009, the Company has recorded $13,925 and $11,905, respectively, in interest expenses related to this loan.

All other amounts due to shareholders bear no interest, are unsecured and have no set repayment terms.

NOTE 9

EQUITY TRANSACTIONS

The Company’s Articles of Incorporation authorize the issuance of an unlimited number of shares.  The shares are classified in two classes, consisting of common stock with no par value per share, and preferred stock with no par value per share.  The Board of Directors is authorized to establish one or more series of preferred stock, setting forth the designation of each such series, and fixing the relative rights and preferences of each such series.  The Company has neither designated nor issued any shares of preferred stock.

Private Placements

During the year ended December 31, 2009, the Company issued 458,855 shares upon the maturity of liquidity entitlements. See Warrants below. The Company also issued 200,000 shares previously held for issuance at a price of C$0.25 (approx. $0.22) per share.

During the year ended December 31, 2010, the Company issued 333,332 shares for cash at a price of C$0.30 (approx. $0.29) per share.

STG_334917.1

DOURAVE MINING AND EXPLORATION, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars unless otherwise noted

NOTE 9

EQUITY TRANSACTIONS (CONTINUED)

Warrants

During the year ended December 31, 2008, shares were issued with Units. Included in each of the Units were one half of one warrant and one liquidity entitlement.

Each full warrant is exercisable to purchase one common share of the Company at a price of C$0.50 (approx. $0.50) per share during the period ending, subject to applicable regulatory approval, on the date which is the earlier of:

a)

The 30 month anniversary of the issue date of the respective warrant; and

b)

The 18 month anniversary of the date when the Company's shares become publicly listed for trading.

Each liquidity entitlement provided the subscriber with the right to receive 0.10 shares (under this entitlement, the total number of shares to be issued is 458,855 shares) in the Company and an additional 0.05 full warrants (under this entitlement, the total number of warrants to be issued is 229,427 warrants), as described above, if:

a)

The Company has not been listed on a public stock exchange within 12 months of the issue date of these shares;

b)

All of the outstanding common shares having been sold, transferred or exchanged pursuant to a takeover bid, amalgamation, plan of arrangement or other business combination, for cash or securities that are not subject to any restriction period or hold period, and are listed on a public stock exchange within 12 months of the issue date of these shares;

c)

Any combination of events or circumstances described in (a) and (b).

Upon the maturity of the liquidity entitlements, 12 months following the issue date of the Units, 455,855 shares of the Company, and 229,427 full warrants were issued on June 30, 2009.

In the issue of Units, 1,428,571 warrants were issued on June 30, 2008 and 865,713 warrants were issued on September 10, 2008. Included with each share sold during the year ended December 31, 2010, was one half of one warrant exercisable up to December 15, 2011 at a price of C$0.50 (approx. $0.50) per share, which resulted in 166,666 full warrants being issued on June 10, 2010.

On December 30, 2010, the 1,428,571 warrants issued on June 30, 2008 and 142,857 of the warrants issued on June 30, 2009 expired without being exercised. Below is a schedule of warrant activity for 2009 and 2010:

	Warrants	Weighted Average Exercise Price (Canadian Dollars)
Outstanding, January 1, 2009	2,294,284	$0.50
Granted	229,427	0.50
Expired/Cancelled	-	-
Exercised	-	-
Outstanding, December 31, 2009	2,523,711	0.50
Granted	166,666	0.50
Expired/Cancelled	(1,571,428)	0.50
Exercised	-	-
Outstanding, December 31, 2010	1,118,949	$0.50
Exercisable	1,118,949	$0.50

All outstanding and exercisable warrants have an exercise price of C$0.50 (approx. $0.50). The weighted average remaining contractual life is 0.30 Years.

STG_334917.1

DOURAVE MINING AND EXPLORATION, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars unless otherwise noted

NOTE 10

SUBSEQUENT EVENTS

Property Acquisition of Niquelandia Property

On February 16, 2011, the Company acquired an option to acquire the "Niquelandia" property, which is comprised of ten exploration permits covering approximately 17,783 ha. in the state of Goias, Brazil. The property is subject to an effective royalty of $0.50 per tonne of proven reserves of aluminum ore or bauxite, if any, as at the fourth anniversary date of the agreement, payable to the optionor. To keep the option in good standing, the Company must make payments to the owner of $10.25 million and carry out exploration work in the amount of $10 million over four years on or before the anniversary dates as follows:

	Payment	Work
On Signing	$250,000	$-
First Anniversary	1,000,000	1,500,000
Second Anniversary	2,000,000	2,000,000
Third Anniversary	3,000,000	3,000,000
Fourth Anniversary	4,000,000	3,500,000
	$10,250,000	$10,000,000

To fund the initial payment, the Company borrowed $250,000 from Bullion Monarch Mining Inc., secured by a promissory note dated February 21, 2011, with the following key terms:

•

Interest accrues at an annual rate of 5%, compounded monthly;

•

Repayable 180 days after the date of the promissory note;

•

Secured by the Company's interest in the Niquelandia property; and

•

Repayable if, on or before March 15, 2011, holders of less than 63% of the shares of the Company have agreed to sell their shares of the Company to Bullion Monarch Mining Inc. under specified terms proposed by Bullion Monarch Mining Inc..

Option Agreement Amendment of Pontal do Paranaita

On February 7, 2011, the Company amended the existing option agreement to reduce the property tenement from the original 10,000Ha to 873.45Ha directly overlying the area of interest. There was no change in the option price.

Company Acquisition by Bullion Monarch Mining, Inc.

On March 8, 2011, the Company entered into an agreement with Bullion Monarch Mining, Inc., a Utah corporation whereby Bullion would purchase the outstanding capital shares of the Company.  On April 1, 2011, shareholders of Dourave entered into a revised Stock Purchase Agreement with Bullion, which shareholders held approximately 81.37% of the outstanding capital shares of Dourave. The revised agreement removed Dourave as a party to the Stock Purchase Agreement but was otherwise unchanged from the agreement filed with Bullion’s original Form 8-K and is referred to as the Principal Purchase Agreement. On April 1, 2011, shareholders of the Company also entered into Stock Purchase Agreements referred to as the Minority Purchase Agreements, whereby Bullion purchased all remaining outstanding capital shares of Dourave. Collectively the two agreements are referred to as the Purchase Agreements.

On April 1, 2011, pursuant to the terms of the Purchase Agreements, Bullion acquired the outstanding capital shares of Dourave and completed the issuance of 5,000,000 shares of Bullion’s common stock and warrants to purchase up to 2,500,000 shares of its common stock at an exercise price equal to $1.20 per share as total consideration for all of the capital shares of Dourave acquired pursuant to the Purchase Agreements. Bullion also assumed the obligation to issue up to 281,410 shares of its common stock under outstanding warrants to purchase capital shares of Dourave at an exercise price equal to $4.78 per share.

STG_334917.1

Item 9.01.

Financial Statements and Exhibits

(b)

Pro forma financial information.

Unaudited pro forma consolidated income statement and balance sheet of Bullion Monarch Mining, Inc. and its subsidiaries as of and for the nine months ended January 31, 2011 and as of and for the year ended April 30, 2010; and notes thereto.

STG_334917.1

BULLION MONARCH MINING, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
JANUARY 31, 2011		Pro Forma Adjustments

	Historical Bullion January 31, 2011	Dourave Canada Acquisition at Fair Value (a)	Estimated Transaction Costs Associates with Acquisition (b)	Elimination of Related Party Receivables/ Payables (c)	Pro forma Bullion January 31, 2011
ASSETS

Current Assets:
Cash and cash equivalents	$ 693,188	$ 124,728			$ 817,916
Royalties receivable	711,201	-			711,201
Prepaid Expenses	30,276	12,421			42,697
Inventores	72,990	-			72,990
Deposits	13,080	-			13,080
Employee advances	2,000	9,820			11,820
Payroll tax receivable	476	-			476
Total current assets	1,523,211	146,969			1,670,180

Property and Equipment net	2,603,208	73,119			2,676,327

Other Assets:
Mining properties	273,071	4,105,789			4,378,860
Notes receivable	719,656	-		$ (473,694)	245,962
Oil shale leases	9,669	-			9,669
Interest in mineral rights	208,000	-			208,000
Other investments	132,455	-			132,455
Deferred tax asset	503,040	-			503,040
Patent, net	343,750	-			343,750
Other	10,000	-			10,000
Total other assets	2,199,641	4,105,789			5,831,736
Total assets	$ 6,326,060	$ 4,325,877			$ 10,178,243

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$ 333,306	$ 149,372	$ 95,000		$ 577,678
Notes Payable to Shareholders		235,383			235,383
Notes Payable to Bullion		473,694		$ (473,694)	-
Other		247,428			247,428
Income taxes payable	135,257	-			135,257
Total current liabilities	468,563	1,105,877			1,195,746

Stockholders' Equity:
Common stock	38,638				38,638
Additional paid in capital	1,435,263				1,435,263
Less treasury stock	(104,309)				(104,309)
Accumulated other comprehensive income	(62,841)				(62,841)
Retained Earnings	5,115,853				5,115,853
Total Bullion Stockholders' Equity	6,422,604				6,422,604
Non-controlling interests	(565,107)				(565,107)
Total stockholders' equity	5,857,497	3,220,000	$ (95,000)		8,982,497
Total liabilities and stockholders' equity	$ 6,326,060	$ 4,325,877			$ 10,178,243

Common Shares Authorized	100,000,000				100,000,000
Common Shares Issued	38,637,548	5,000,000			43,637,548
Common Shares Outstanding	38,504,093	5,000,000			43,504,093
Warrants for Common Shares		2,500,000			2,500,000

 (a)  To record the acquisition of Dourave Canada, Inc and Subsidiaries in exchange for 5 million Common shares and 2.5 million

     Common stock warrants ($1.20 exercise price) of Bullion Monarch Mining, Inc. for a total fair value of $3,220,000

 (b)  To record unpaid portion of estimated transaction costs associated with the acquisition of Dourave Canada, Inc. and Subsidiaries.

 Total transaction fees estimated to be $135,000

 (c)  To record the elimination of the intercompany notes payable and notes receivable

STG_334917.1

                                                     -23-

BULLION MONARCH MINING, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED INCOME STATEMENTS
FOR THE NINE MONTHS ENDED JANUARY 31, 2011		Pro Forma Adjustments
	Historical Bullion Nine months Ended Jan 31, 2011	Dourave Canada Statement of Operations at Historical Cost (a)	Estimated Transaction Costs Associated with Acquisition (b)	Pro forma Bullion Nine months Ended Jan 31 2011
Revenue	$ 4,551,187	$ -	$ -	$ 4,551,187
Operating Expense
General and administrative	1,656,642	173,232	95,000	1,924,874
Exploration Costs	-	129,299	-	129,299
Gold Tax	228,107	-	-	228,107
Research and development	362,923	-	-	362,923
Total Operating Expenses	2,247,672	302,531	95,000	2,645,202
Operating Income	2,303,516	(302,531)	(95,000)	1,905,985
Other Income (Expense)
Interest income	7,719	-	-	7,719
Lease income	400	-	-	400
Loss from joint venture	(406,765)	-	-	(406,765)
Other	-	(83,932)	-	(83,932)
Loss from investment	(1,500)	-	-	(1,500)
Total Other (Expense) Income	(400,146)	(83,932)	-	(484,078)
Net Income Before Income Taxes	1,903,370	(386,462)	(95,000)	1,421,907
Provision (Benefit) For Income Taxes	383,750	-	-	383,750
Net Income	1,519,620	(386,462)	(95,000)	1,038,157
Plus: Net Loss Attributable to Noncontrolling Interests	111,165	-	-	111,165
Net Income Attributable to Bullion Stockholders	1,630,784	(386,462)	(95,000)	1,149,322
Other Comprehensive Income (Loss)
Foreign currency translation adjustment	-	(18,691)	-	(18,691)
Change in unrealized loss on marketable securities	(137,696)	-	-	(137,696)
Net Comprehensive Income	$ 1,493,088	$ (405,153)	$ (95,000)	$ 992,935
Net Income Per Share - Basic and Diluted	$ 0.04			$ 0.02
Weighted Average Shares Outstanding	38,571,498			43,571,498

 (a)  To record the nine month financial activity of Dourave Canada, Inc and Subsidiaries

 (b)  To record estimated transaction costs associated with the acquisition of Dourave Canada, Inc. and Subsidiaries.  Mining, Inc and Subsidiaries

STG_334917.1

                                                -24-

BULLION MONARCH MINING, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED INCOME STATEMENTS
FOR THE YEAR ENDED APRIL 30, 2010		Pro Forma Adjustments
	Historical		Estimated	Pro forma
	Bullion	Dourave Canada	Transaction	Bullion
	Year Ended	Statement of	Costs	Year Ended
	April 30,	Operations at	Associated with	April 30,
	2010	Historical Cost (a)	Acquisition (b)	2010
Revenue	$ 5,214,603	$ -	$ -	$ 5,214,603
Operating Expense
General and administrative	2,113,996	152,836	135,000	2,401,832
Exploration Costs	-	383,041	-	383,041
Gold Tax	259,730	-	-	259,730
Research and development	451,733	-	-	451,733
Total Operating Expenses	2,825,459	535,877	135,000	3,496,336
Operating Income	2,389,144	(535,877)	(135,000)	1,718,267
Other Income (Expense)
Interest income	4,725	-	-	4,725
Lease income	-	-	-	-
Loss from joint venture	(1,593,235)	-	-	(1,593,235)
Other	-	(48,100)	-	(48,100)
Loss from investment	(57,255)	-	-	(57,255)
Total Other (Expense) Income	(1,645,765)	(48,100)	-	(1,693,865)
Net Income Before Income Taxes	743,379	(583,977)	(135,000)	24,402
Provision (Benefit) For Income Taxes	(68,014)	-	-	(68,014)
Net Income	811,393	(583,977)	(135,000)	92,416
Plus: Net Loss Attributable to Noncontrolling Interests	125,652	-	-	125,652
Net Income Attributable to Bullion Stockholders	937,045	(583,977)	(135,000)	218,068
Other Comprehensive Income (Loss)
Foreign currency translation adjustment	-	(38,106)		(38,106)
Change in unrealized loss on marketable securities	82,861	-	-	82,861
Net Comprehensive Income	$1,019,906	$ (622,083)	$ (135,000)	$ 262,823
Net Income Per Share - Basic and Diluted	$ 0.03			$ 0.01
Weighted Average Shares Outstanding	38,690,534			43,690,534

 (a)  To record the 12 month financial activity of Dourave Canada, Inc and Subsidiaries

 (b)  To record unpaid portion of estimated transaction costs associated with the acquisition of Dourave Canada, Inc. and Subsidiaries.   Total transaction fees estimated to be $135,000

STG_334917.1

                                       -25-

(d)

Exhibits.

10.1

Stock Purchase Agreement dated as of February 7, 2011 by and between the Company and the shareholders of Dourave identified on the signature page thereto.

10.2

Form of Stock Purchase Agreement dated as of February 7, 2011 by and between the Company and the shareholders of Dourave identified on the signature page thereto.*

99.1

Press Release, dated March 2, 2011, issued by Bullion Monarch Mining, Inc.*

__________
* Previously filed with the Securities and Exchange Commission on Form 8-K on March 8, 2011

STG_334917.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 6, 2011

BULLION MONARCH MINING, INC.

By:

/s/ James A. Morris

Name:  James A. Morris

Its:  President

STG_334917.1